                                   Exhibit 4.0










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             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                   [GRAPHIC]

                            CropKing, Incorporated

          AUTHORIZED TO ISSUE 25,000,000 SHARES PAR VALUE, PER SHARE

This Certifies that _________________________________________ is the registered holder of ________________________________________ Shares of the capital stock of the above named corporation, fully paid and non-assessable transferable only on the books of the Corporation by the holder hereof in a person or by Attorney upon surrender of this Certificate properly enclosed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

        this                       day                   of          A. D. 19
             ---------------------                      ----------------------

-----------------------------                           ----------------------
        SECRETARY                                                PRESIDENT




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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM  -as tenants in common             UNIF GIFT MIN ACT-...........Custodian........
                                                                  (Cust)             (Minor)
   TEN ENT  -as tenants by the Entireties                    under Uniform Gifts to Minors
   JT TEN   -as joint tenants with right of
             survivorship and not as tenants                 Act...........................
             in common                                                    (State)

    Additional abbreviations may also be used though not in the above list.



            For Value Received, ______ hereby sell, assign and transfer unto __________________________________________________________
         _________________________________________________________Shares
         represented by the within Certificate and do hereby
         irrevocably constitute and appoint
         ______________________________________________________(Attorney
         to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
            Dated ____________________ 19___
                  In presence of         _______________________________
         ______________________________




      NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, OR EVERY PARTICULAR WITHOUT ALTERATION OR ENHANCEMENT OR ANY CHANGE WHATEVER.